Exhibit 10.3

AMENDMENT NO. 3 TO SECOND AMENDED AND RESTATED EMPLOYMENT AGREEMENT

Amendment (this “Amendment”), made as of April 10, 2008, by and among New York & Company, Inc. (the “Company”), Lerner New York, Inc. (“Lerner”) and Richard Crystal (“Executive”).

R E C I T A L S

WHEREAS, Executive is party to that certain Second Amended and Restated Employment Agreement by and among the Company, Lerner and Executive dated August 25, 2004, as amended as of December 22, 2006 and May 4, 2007 (the “Agreement”).

WHEREAS, the Company, Lerner and Executive wish to amend the Agreement to acknowledge certain mutually agreed upon changes to Executive’s bonus compensation.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to the following:

1.                                       Amendment.

(a)                                  Section 4(b) shall be amended and restated in it’s entirety as follows:

“(b)         Bonuses, to the extent earned, shall be payable semi-annually by Holdings, once in relation to the Company’s results for Holdings’ first and second fiscal quarters (the “Spring Bonus”), and once both in relation to the Company’s results for Holdings’ third and fourth fiscal quarters (the “Fall Bonus”) and in relation to the Company’s results for Holdings’ full fiscal year (the “Full Year Bonus”).  As used herein, the period for the Spring Bonus, the period for the Fall Bonus and the period for the Full Year Bonus are each referred to as a “Bonus Period”.  Executive’s Bonus shall be based upon the attainment of certain Operating Income targets for such Bonus Period (each, a “Target”).  Executive’s Bonus for each Bonus Period shall equal (A) for the Spring Bonus, the product of 38.5% of Executive’s Base Salary (“Spring Target Bonus”), multiplied by the Applicable Bonus Percentage (as defined below), (B) for the Fall Bonus, the product of 49.5% of Executive’s Base Salary (“Fall Target Bonus”), multiplied by the Applicable Bonus Percentage (as defined below) and (C) for the Full-Year Bonus, the product of 22.0% of Executive’s Base Salary (“Full-Year Target Bonus”), multiplied by the Applicable Bonus Percentage (as defined below).”

(b)                                 Section 4(c) shall be amended to add the words “, Section 4(e), Section 4(f) and Section 4(g)” after the words “Section 4(d)” in the first sentence.

(c)                                  New Sections 4(e), 4(f) and 4(g) shall be inserted after Section 4(d) as follows:

(e)            For the purposes of Section 4(b) above, for the 2008 Spring Bonus only, the “Applicable Bonus Percentage” shall be calculated as follows (provided, that in the event of any business acquisition or disposition in such Bonus Period, the Target shall be adjusted as the Board reasonably determines appropriate):

(i)                                     If Operating Income for the Bonus Period in question is less than Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 0%;

(ii)                                  If Operating Income for the Bonus Period in question is equal to Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 20.0%;

(iii)                               If Operating Income for the Bonus Period in question is greater than Operating Income for the same Bonus Period in the prior year but less than 139.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 20.0% plus, for each 1% increase in Operating Income over the same Bonus Period in the prior year, the Applicable Bonus Percentage shall be increased by 0.7692% (e.g., for an Operating Income increase in the Bonus Period in question of 103.0% the Applicable Bonus Percentage shall be equal to 22.3%);

(iv)                              If Operating Income for the Bonus Period in question is equal to 139.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 50.0%;

(v)                                 If Operating Income for the Bonus Period in question is greater than the 139.0% of Operating Income for the same Bonus Period in the prior year, but less than 179.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 50.0% plus, for each 1% increase in Operating Income over 139.0% of Operating Income for the same Bonus Period in the prior year, the Applicable Bonus Percentage shall be increased by 1.2500% (e.g., for an Operating Income increase in the Bonus Period in question of 150.0%, the Applicable Bonus Percentage shall be equal to 63.8%); and

(vi)                              If Operating Income for the Bonus Period in question is equal to or greater than 179.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 100.0%;

(vii)                           If Operating Income for the Bonus Period in question is greater than the 179.0% of Operating Income for the same Bonus Period in the prior year, but less than 227.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 100.0% plus, for each 1% increase in Operating Income over 179.0% of Operating Income for the same Bonus Period in the prior year, the Applicable Bonus

Percentage shall be increased by 2.0833% (e.g., for an Operating Income increase in the Bonus Period in question of 200.0%, the Applicable Bonus Percentage shall be equal to 143.7%); and

(viii)                        If Operating Income for the Bonus Period in question is equal to or greater than 227.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 200.0%.

(f)            For the purposes of Section 4(b) above, for the 2008 Fall Bonus only, the “Applicable Bonus Percentage” shall be calculated as follows (provided, that in the event of any business acquisition or disposition in such Bonus Period, the Target shall be adjusted as the Board reasonably determines appropriate):

(i)                                     If Operating Income for the Bonus Period in question is less than Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 0%;

(ii)                                  If Operating Income for the Bonus Period in question is equal to Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 20.0%;

(iii)                               If Operating Income for the Bonus Period in question is greater than Operating Income for the same Bonus Period in the prior year but less than 132.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 20.0% plus, for each 1% increase in Operating Income over the same Bonus Period in the prior year, the Applicable Bonus Percentage shall be increased by 0.9375% (e.g., for an Operating Income increase in the Bonus Period in question of 103.0% the Applicable Bonus Percentage shall be equal to 22.8%);

(iv)                              If Operating Income for the Bonus Period in question is equal to 132.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 50.0%;

(v)                                 If Operating Income for the Bonus Period in question is greater than the 132.0% of Operating Income for the same Bonus Period in the prior year, but less than 158.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 50.0% plus, for each 1% increase in Operating Income over 132.0% of Operating Income for the same Bonus Period in the prior year, the Applicable Bonus Percentage shall be increased by 1.9231% (e.g., for an Operating Income increase in the Bonus Period in question of 150.0%, the Applicable Bonus Percentage shall be equal to 84.6%); and

(vi)                              If Operating Income for the Bonus Period in question is equal to 158.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 100.0%;

(vii)                           If Operating Income for the Bonus Period in question is greater than the 158.0% of Operating Income for the same Bonus Period in the prior year, but less than 180.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 100.0% plus, for each 1% increase in Operating Income over 158.0% of Operating Income for the same Bonus Period in the prior year, the Applicable Bonus Percentage shall be increased by 4.5455% (e.g., for an Operating Income increase in the Bonus Period in question of 175.0%, the Applicable Bonus Percentage shall be equal to 177.3%); and

(viii)                        If Operating Income for the Bonus Period in question is equal to or greater than 180.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 200.0%.

(g)           For the purposes of Section 4(b) above, for the 2008 Full-Year Bonus only, the “Applicable Bonus Percentage” shall be calculated as follows (provided, that in the event of any business acquisition or disposition in such Bonus Period, the Target shall be adjusted as the Board reasonably determines appropriate):

(i)                                     If Operating Income for the Bonus Period in question is less than Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 0%;

(ii)                                  If Operating Income for the Bonus Period in question is equal to Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 20.0%;

(iii)                               If Operating Income for the Bonus Period in question is greater than Operating Income for the same Bonus Period in the prior year but less than 135.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 20.0% plus, for each 1% increase in Operating Income over the same Bonus Period in the prior year, the Applicable Bonus Percentage shall be increased by 0.8571% (e.g., for an Operating Income increase in the Bonus Period in question of 103.0% the Applicable Bonus Percentage shall be equal to 22.6%);

(iv)                              If Operating Income for the Bonus Period in question is equal to 135.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 50.0%;

(v)                                 If Operating Income for the Bonus Period in question is greater than the 135.0% of Operating Income for the same Bonus Period in the prior year, but less than 166.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 50.0% plus, for each 1% increase in Operating Income over 135.0% of Operating Income for the same Bonus Period in the prior year, the Applicable Bonus

Percentage shall be increased by 1.6129% (e.g., for an Operating Income increase in the Bonus Period in question of 150.0%, the Applicable Bonus Percentage shall be equal to 74.2%); and

(vi)                              If Operating Income for the Bonus Period in question is equal to 166.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 100.0%;

(vii)                           If Operating Income for the Bonus Period in question is greater than the 166.0% of Operating Income for the same Bonus Period in the prior year, but less than 198.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 100.0% plus, for each 1% increase in Operating Income over 166.0% of Operating Income for the same Bonus Period in the prior year, the Applicable Bonus Percentage shall be increased by 3.1250% (e.g., for an Operating Income increase in the Bonus Period in question of 175.0%, the Applicable Bonus Percentage shall be equal to 128.1%); and

(viii)                        If Operating Income for the Bonus Period in question is equal to or greater than 198.0% of Operating Income for the same Bonus Period in the prior year, then the Applicable Bonus Percentage shall equal 200.0%.

(d)                                 Old Section 4(e) shall be renumbered Section 4(h).

(e)                                  Section 9(b)(i)(B) shall be amended such that the text before the (x) shall be replaced with “Holdings shall pay Executive a Bonus with respect to the Bonus Periods in which occurs the Termination Date, such Bonus for each applicable Bonus Period”.

(f)                                    Section 9(b)(i)(D) shall be amended by replacing the phrase “and shall pay Executive a bonus for each of the first four consecutive Bonus Periods commencing after Executive’s Termination Date equal to the Spring Target Bonus or Fall Target Bonus,” shall be replaced with the phrase “and shall pay Executive a bonus for each Bonus Period commencing on or prior to the second anniversary of Executive’s Termination Date equal to the Spring Target Bonus, Fall Target Bonus or Full-Year Target Bonus,”.

(g)                                 Section 9(b)(ii)(B) shall be amended and restated in its entirety to read “Holdings shall pay Executive a Pro Rata Bonus with respect to the Bonus Periods in which occurs the Termination Date, such Pro Rata Bonus to be payable when bonuses for such Bonus Periods are paid to the Company’s employees generally;”

2.                                       Agreement Otherwise Unchanged.  All other provisions of the Agreement shall remain in full force and effect.

3.                                       Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without giving effect to the conflict of law principals thereof.

4.                                       Counterparts. This Amendment may be executed in separate counterparts (including via facsimile or electronic mail) each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement.

5.                                       Waiver of Jury Trial. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this Agreement or any course of conduct, course of dealing, verbal or written statement or action of any party hereto.

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IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date and year first written above.

NEW YORK & COMPANY, INC.

By: /s/ Ronald W. Ristau

Name: Ronald W. Ristau
President and Chief Financial Officer

LERNER NEW YORK, INC.

By: /s/ Ronald W. Ristau

Name: Ronald W. Ristau
President, Chief Financial Officer and Secretary

/s/ Richard P. Crystal

RICHARD P. CRYSTAL